UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 19, 2013

Health Discovery Corporation

(Exact name of registrant as specified in charter)

Georgia	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 County Road, Hansson, MA 02341

(Address of principal executive offices / Zip Code)

678-336-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

ITEM 8.01      Other Information

Health Discovery Corporation (“HDC”) filed an amendment to its 2012 Annual Report Form 10-K. The amendment is filed as Form 10-K / A with the Securities and Exchange Commission. A copy of Form 10-K / A can be found on HDC’s website.

In addition, HDC has updated the Proxy Statement mailed to shareholders and originally posted to HDC’s website to reflect the voting rights of Series B Preferred Shareholders.

The corrected version of the Proxy Statement has been posted to HDC’s website.

Item 9.01.      Financial Statements and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits.

 None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: July 19, 2013	By:	/s/ John A. Norris, J.D., M.B.A.
Chief Executive Officer